SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2005

ITRONICS INC.

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                                   Texas                                        33-18582                              75-2198369

                  (State or other jurisdiction                      (Commission File                       (IRS Employer

                          of incorporation)                                  Number)                            Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada      89509

                    (Address of Principal Executive Offices)                           Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 8.01: Other Events

On February 8, 2005 the Company announced that registration for sale of one or more GOLD’n GRO fertilizer products has been completed in seven Northeastern states. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99           Press release dated February 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        ITRONICS INC.

                                                                                            (Registrant)

Date: February 9, 2005                                                            By: /S/ John W. Whitney

                                                                                                     John W. Whitney

                                                                                                     President, Treasurer and Director

                                                                                                     (Principal Executive and Financial

                                                                                                     Officer)